                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       January 21, 1999
                                                 ---------------------------


                         CRESTLINE CAPITAL CORPORATION
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            (Exact name of registrant as specified in its charter)


         Maryland                     1-14635                 52-2039044
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(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)


10400 Fernwood Road             Bethesda, Maryland               20817
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:      (301) 380-9000
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

          On January 21, 1999, the Compensation Committee of the Board of Directors of Crestline Capital Corporation (the "Company") approved certain changes to the Company's executive compensation and directors' compensation plans. The approved changes include the following:

 . Annual base salaries for certain executive officers are as follows: Bruce D. Wardinski, President and Chief Executive Officer, -- $530,000; James L. Francis, Executive Vice President, Chief Financial Officer and Treasurer -- $330,000; Bruce F. Stemerman, Executive Vice President - Asset Management -- $200,000; and Steven J. Fairbanks, Executive Vice President - Lodging Investments -- $200,000. These executive officers are also eligible to receive bonuses under the Performance-Based Annual Incentive Bonus Plan of up to $556,500; $297,000; $150,000; and $150,000, respectively. Each of these executive officers received restricted stock awards that vest over a five year period under the 1998 Comprehensive Stock Incentive Plan of 120,000 shares; 60,000 shares; 30,000 shares; and 30,000 shares, respectively. Each of these executive officers received options to purchase shares of common stock, which vest over three years and have an exercise price of $9.91 per share, in the amount of 500,000 shares; 250,000 shares; 125,000 shares; and 125,000 shares, respectively. In addition, Mr. Wardinski and Mr. Francis received options to purchase shares of common stock, which vest over three years and have an exercise price of $14.86 per share, in the amount of 375,000 shares and 125,000 shares, respectively.

 . Non-employee directors will receive an annual retainer fee of $15,000 and an annual grant of 2,000 shares of common stock. In addition, non-employee directors shall receive an initial grant of 2,500 shares of common stock.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CRESTLINE CAPITAL CORPORATION



Date:  February 10, 1999            By: /s/ Tracy M.J. Colden
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                                       Tracy M.J. Colden, Esq.
                                       Senior Vice President, General Counsel
                                        and Secretary


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